INVESCO VARIABLE INVESTMENT FUNDS, INC.
                          INVESCO VIF - High Yield Fund

                            Supplement to Prospectus
                              Dated April 30, 2001


The section of the Prospectus entitled "Portfolio Manager" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

     The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:

     ROBERT J. HICKEY, a vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 2001, Bob served in various capacities at Van Kampen Investments, including director of corporate bonds and senior portfolio manager. He holds a Masters of Management from the Kellogg Graduate School of Management of Northwestern University and a B. A. in
     Economics and International Affairs from the University of Wisconsin - Madison.

The date of this Supplement is September 17, 2001.